CERTIFICATE OF TRUST

     The undersigned, the trustees of DT Capital Trust, desiring to form a business trust, hereby certify pursuant to section 3810 of the Delaware Business Trust Act, 12 Del. Code Section 3810, as follows:

                (a) The name of the  business  trust  being  formed  hereby (the
                    "Trust") is DT Capital Trust.

                (b) The name and  business  address of the  trustee of the Trust which has its principal place of business in the State of Delaware is as follows: The Bank of New York (Delaware), White Clay Center, Route 273, Wilmington, Delaware 19711.

     IN WITNESS WHEREOF, the undersigned, being all of the trustees of the Trust, have duly executed this Certificate of Trust as of the day and year first above written.


Dated:  May 21, 1997


                                                 /s/Stephen J. Gore
                                                 -----------------------------
                                                 Stephen J. Gore, as Trustee



                                                  /s/Bruce P. Erdel
                                                 -----------------------------
                                                 Bruce P. Erdel, as Trustee



                                                 /s/Gregory D. Wilson
                                                 -----------------------------
                                                 Gregory D. Wilson, as Trustee


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                                          THE BANK OF NEW YORK,

                                            as Property Trustee



                                          By: /s/Marie E. Trimboli
                                              -------------------------------
                                              Name:  Marie E. Trimboli
                                              Title: Assistant Treasurer



                                          THE BANK OF NEW YORK (DELAWARE),

                                            as Delaware Trustee




                                           By: /s/Mary Jane Morrissey
                                               -------------------------------
                                               Name:   Mary Jane Morrissey
                                               Title:  Authorized Signatory